UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2010

SPANISH BROADCASTING SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27823	13-3827791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 South Bayshore Drive, PH 2, Coconut Grove, Florida	33133
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 441-6901

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.  Other Events

On April 13, 2010, the Board of Directors of Spanish Broadcasting System, Inc. (the “Company”) declared a cash dividend for the dividend due April 15, 2010 to the holders of the Company’s 10 3/4% Series B Cumulative Exchangeable Redeemable Preferred Stock of record as of April 1, 2010. The cash dividend of $26.875 per share is payable in cash on April 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC.
(Registrant)

April 15, 2010	By:	/s/ Joseph A. García
Name: Joseph A. García Title: Chief Financial Officer, Chief Administrative Officer, Senior Executive Vice President and Secretary

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